EXHIBIT 10.1.1

TEXAS-NEW MEXICO POWER COMPANY
TARIFF FOR RETAIL DELIVERY SERVICE

6.1 Rate Schedules

Applicable: Entire Certified Service Area	Page No.: 1
Effective Date: TBD	Original

6.1.1.16           RIDER BRR -BASE RATE REDUCTION

AVAILABILITY

This rider is applicable to delivery service provided under Section 6.1.1.1 Residential Service, Section 6.1.1.2 Secondary Service (Less Than or Equal to 5 kW), Section 6.1.1.3 Secondary Service (Greater Than 5 kW), Section 6.1.1.4 Primary Service, Section 6.1.1.5 Transmission Service and Section 6.1.1.6 Lighting Service in the Company's Tariff for Retail Delivery Service.

MONTHLY CREDIT

A Retail Customer's credit for the billing month shall be:

Rate Schedule	Credit
Residential Service
Customer Charge	$0.03	Per Customer
Metering Charge	$0.33	Per Customer
Distribution System Charge	$0.001607	Per kWh
Transmission System Charge	$0.000386	Per kWh

Secondary Service (Less Than or Equal to 5KW)
Customer Charge	$0.03	Per Customer
Metering Charge	$0.33	Per Customer
Distribution System Charge	$0.002862	Per kWh
Transmission System Charge	$0.000528	Per kWh

Secondary Service (Greater Than 5 KW)
Customer Charge	$0.10	Per Customer
Metering Charge	$1.73	Per Customer
Distribution System Charge	$0.56	Per NCP kW

EXHIBIT 10.1.1

TEXAS-NEW MEXICO POWER COMPANY
TARIFF FOR RETAIL DELIVERY SERVICE

6.1 Rate Schedules

Applicable: Entire Certified Service Area	Page No.: 2
Effective Date: TBD	Original

Rate Schedule	Credit
Secondary Service (Greater Than 5 KW)
Transmission System Charge
Non IDR Metered	$0.10	Per NCP kW
IDR Metered	$0.11	Per 4CP kW

Determination of Billing Demand for distribution System Charges

Determination of Billing kW

The Billing kW applicable to the Distribution System Charge shall be the higher of the NCP kW for the current billing month or 80% of the highest monthly NCP kW established in the 11 months preceding the current billing month (80% ratchet).  The 80% ratchet shall not apply to Retail Seasonal Agricultural Customers and Municipal Pumping Customers.

Primary Service
Customer Charge	$0.26	Per Customer
Metering Charge	$2.83	Per Customer
Distribution System Charge	$0.58	Per NCP kW
Transmission System Charge
Non IDR Metered	$0.12	Per NCP kW
IDR Metered	$0.12	Per 4CP kW

Transmission Service
Customer Charge	$16.35	Per Customer
Metering Charge	$510.31	Per Meter
Distribution System Charge	$0.01	Per 4CP kVa
Transmission System Charge	$0.12	Per 4CP kVa

EXHIBIT 10.1.1

TEXAS-NEW MEXICO POWER COMPANY
TARIFF FOR RETAIL DELIVERY SERVICE

6.1 Rate Schedules

Applicable: Entire Certified Service Area	Page No.: 3
Effective Date: TBD	Original

Rate Schedule	Credit
Schedule I - Wood Pole
8150 lumen - 175 watt MV	$0.51	Per Lamp
21500 lumen - 400 watt MV	$0.95	Per Lamp
9500 lumen - 100 watt HPS	$0.65	Per Lamp
16000 lumen - 150 wattt HPS	$0.75	Per Lamp
22000 lumen - 200 watt HPS	$0.80	Per Lamp
27500 lumen - 250 watt HPS	$0.88	Per Lamp
50000 lumen - 400 watt HPS	$0.97	Per Lamp

Schedule II - Ornamental Pole

1 lamp per pole
8150 lumen - 175 watt MV	$0.98	Per Lamp
21500 lumen - 400 watt MV	$1.25	Per Lamp
9500 lumen - 100 watt HPS	$0.95	Per Lamp
16000 lumen - 150 wattt HPS	$1.21	Per Lamp
22000 lumen - 200 watt HPS	$1.29	Per Lamp
27500 lumen - 250 watt HPS	$1.46	Per Lamp
50000 lumen - 400 watt HPS	$0.95	Per Lamp
9500 lumen - 100 watt HPS U	$1.04	Per Lamp

2 lamps per pole
21500 lumen - 400 watt MV	$1.05	Per Lamp
9500 lumen - 100 watt HPS	$0.76	Per Lamp
16000 lumen - 150 wattt HPS	$0.84	Per Lamp
22000 lumen - 200 watt HPS	$0.92	Per Lamp
27500 lumen - 250 watt HPS	$1.06	Per Lamp
50000 lumen - 400 watt HPS	$1.16	Per Lamp

EXHIBIT 10.1.1

TEXAS-NEW MEXICO POWER COMPANY
TARIFF FOR RETAIL DELIVERY SERVICE

6.1 Rate Schedules

Applicable: Entire Certified Service Area	Page No.: 4
Effective Date: TBD	Original

Rate Schedule	Credit
Underground Service

Schedule III Wood Pole
3500 lumen - 100 watt MV	$0.52	Per Lamp
8150 lumen - 175 MV	$0.57	Per Lamp
21500 lumen - 400 watt MV	$1.04	Per Lamp
9500 lumen - 100 HPS	$0.72	Per Lamp
22000 lumen - 200 watt HPS	$0.88	Per Lamp

Schedule IV - Ornamental Pole

1 lamp per pole
8150 lumen - 175 MV	$1.04	Per Lamp
21500 lumen - 400 watt MV	-	Per Lamp
9500 lumen - 100 HPS	$1.04	Per Lamp
22000 lumen - 200 watt HPS	$1.40	Per Lamp

2 lamps per pole
8150 lumen - 175 MV	-	Per Lamp
21500 lumen - 400 watt MV	$1.05	Per Lamp
9500 lumen - 100 HPS	$0.81	Per Lamp
22000 lumen - 200 watt HPS	$1.04	Per Lamp

Public Highway Lighting

Schedule V - Normal Lamp replacement Only
27500 lumen HPS or HA	$0.70	Per Lamp
50000 lumen HPS or HA	$0.96	Per Lamp

Non Roadway Lighting

Nite Liters
175 W MV Lamp - Nite Light	$0.53	Per Lamp
400 W MV Lamp - Nite Light	$0.87	Per Lamp
100 W HPS Lamp - Nite Light	$0.51	Per Lamp
200 W HPS Lamp - Nite Light	$0.79	Per Lamp

EXHIBIT 10.1.1

TEXAS-NEW MEXICO POWER COMPANY
TARIFF FOR RETAIL DELIVERY SERVICE

6.1 Rate Schedules

Applicable: Entire Certified Service Area	Page No.: 5
Effective Date: TBD	Original

Rate Schedule Flood Lights	Credit
400 W MV Lamp - Flood Light	$0.88	Per Lamp
1,000 W MV Lamp - Flood Light	$1.61	Per Lamp
400 W HA Lamp - Flood Light	$0.92	Per Lamp
1,000 W HA Lamp - Flood Light	$1.62	Per Lamp
250 W HPS Lamp - Flood Light	$0.86	Per Lamp
400 W HPS Lamp - Flood Light	$1.01	Per Lamp

Competitive Energy Services
175 w MV Lamp-Nite Lite	$0.30	Per Lamp
400 w MV Lamp-Nite Lite	$0.47	Per Lamp
100 w HPS Lamp-Nite Lite	$0.30	Per Lamp
200 w HPS Lamp-Nite Lite	$0.46	Per Lamp
400 w MV Lamp-Flood Light	$0.47	Per Lamp
1000 w MV Lamp-Flood Light	$0.75	Per Lamp
400 w HA Lamp-Flood Light	$0.49	Per Lamp
1000 w HA Lamp-Flood Light	$0.81	Per Lamp
250 w HPS Lamp-Flood Light	$0.49	Per Lamp
400 w HPS Lamp-Flood Light	$0.55	Per Lamp

Metered Lighting Service

Schedule VI - Restricted Use
Metered Series Service	$0.003961	Per kWh
Other Metered Service	$0.003961	Per kWh
Public Facilities	$0.003961	Per kWh

Pole Rental	$0.23	Per Pole

NOTICE

This rate schedule is subject to the Company's Tariff and Applicable Legal Authorities.